SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                              October 4, 2000
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              Date of Report (Date of earliest event reported)


                                 Bestfoods
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             (Exact Name of Registrant as Specified in Charter)


         Delaware                      1-4199                   36-2385545
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      (State or Other         (Commission File Number)        (IRS Employer
      Jurisdiction of                                         Identification
       Incorporation)                                             Number)


700 Sylvan Avenue
International Plaza
Englewood Cliffs, New Jersey                               07632-9976
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(Address of Principal Executive Offices)                   (Zip Code)


                               (201) 894-4000
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             Registrant's telephone number, including area code
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ITEM 5.  OTHER EVENTS.

         Attached is a copy of a press release issued by Unilever in connection with the Bestfoods/Unilever merger.

         The related press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits.

Exhibit 99.1   Press Release issued by Unilever, dated October 4, 2000.
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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 4, 2000                  BESTFOODS


                                        By:  /s/ EDUARDO B. SANCHEZ
                                             ----------------------
                                             Vice President, General Counsel
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                               EXHIBIT INDEX

Exhibit                                        Exhibit Description
Number                                         -------------------
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99.1           Press Release issued by Unilever, dated October 4, 2000.